EXHIBIT 10.3 SUBSIDIARY GUARANTEE SUBSIDIARY GUARANTEE, dated as of March 20, 2025 (this “Guarantee”), made by each of the signatories hereto (each a “Guarantor”, and together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of Mast Hill Fund, L.P., a Delaware limited partnership (together with their permitted assigns, the “Purchaser”) to that certain securities purchase agreement, dated as of the date hereof, between CaliberCos Inc., a Delaware corporation (the “Company”) and the Purchaser (the “Purchase Agreement”). W I T N E S S E T H: WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to sell and issue to the Purchaser, and the Purchaser has agreed to purchase from the Company the Note (as defined in the Purchase Agreement) (the “Note”) and the Warrants (as defined in the Purchase Agreement) (the “Warrants”), subject to the terms and conditions set forth therein; and WHEREAS, the Purchase Agreement requires that the Guarantors execute and deliver to the Purchaser, (i) a guaranty guaranteeing all of the obligations of the Company under the Purchase Agreement, the Note and the other Transaction Documents (as defined in the Purchase Agreement) (the “Transaction Documents”); and WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Note and from the issuance of the Warrants; and NOW, THEREFORE, in consideration of the premises and to induce the Purchaser to enter into the Purchase Agreement and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Purchaser as follows: 1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement and used herein shall have the meanings given to them in the Purchase Agreement. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings: “Purchaser” shall have the meaning set forth in the recitals hereto. “Guarantee” means this subsidiary guarantee, as the same may be amended, supplemented or otherwise modified from time to time. “Obligations” means, in addition to all other costs and expenses of collection incurred by Purchaser in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchaser, including, without limitation, all obligations under this Guarantee, the Note, the Warrants, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or

2 therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Purchaser as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guarantee, the Note, Warrants, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor. 2. Guarantee. (a) Guarantee. (i) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Purchaser, for the benefit of the Purchaser and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. (ii) Anything herein or in any other Transaction Documents to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)). (iii) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Purchaser. (iv) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full.

3 (v) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person (as defined in the Note) (“Person”) or received or collected by the Purchaser from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are indefeasibly paid in full. (vi) Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g. the issuance of the Company’s Common Stock), the Guarantors shall only be liable for making the Purchaser whole on a monetary basis for the Company’s failure to perform such Obligations in accordance with the Transaction Documents. (b) Right of Contribution. Subject to Section 2(c), each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Purchaser and each Guarantor shall remain liable to the Purchaser for the full amount guaranteed by such Guarantor hereunder. (c) No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Purchaser, no Guarantor shall be entitled to be subrogated to any of the rights of the Purchaser against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Purchaser for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Purchaser by the Company on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Purchaser, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Purchaser in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Purchaser, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Purchaser may determine. (d) Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against

4 any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Purchaser may be rescinded by the Purchaser and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchaser, and the Purchase Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Purchaser may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchaser for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Purchaser shall have no obligation to protect, secure, perfect or insure any lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto. (e) Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Purchaser upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Purchaser, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Purchase Agreement or any other Transaction Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchaser, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by the Purchaser) which may at any time be available to or be asserted by the Company or any other Person against the Purchaser, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained herein, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Purchaser may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Purchaser to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such

5 collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Purchaser against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings. (f) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchaser upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made. (g) Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Purchaser without set-off or counterclaim in U.S. dollars at the address set forth in the Purchase Agreement for Purchaser. (h) Grant of Security Interest and Related Covenants, Representations, and Warranties. As an inducement for the Purchaser to enter into the Purchase Agreement and to extend the loan as evidenced by the Note, and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Guarantor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Purchaser a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (as defined in Schedule 3 to this Guarantee) (a “Security Interest” and, collectively, the “Security Interests”). Each Guarantor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Purchaser. Each Guarantor hereby agrees to defend the same against the claims of any and all persons and entities. Each Guarantor shall safeguard and protect all Collateral for the account of the Purchaser. Each Guarantor shall pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Purchaser to be, necessary or desirable to effect the rights and obligations provided for herein. Each Guarantor shall file with the applicable filing office(s) such financing statements, amendments, addenda, continuations, terminations, assignments and other records (whether or not executed by Guarantor) to perfect and to maintain perfected security interests in the Collateral by the Purchaser, including but not limited to (a) promptly upon the execution of this Agreement, a financing statement on Form UCC-1 shall be filed with the State of Delaware and in all other applicable jurisdictions on behalf of the Purchaser with respect to the Collateral. The Financing Statement shall designate the Purchaser as the secured party and Guarantor as the debtor, shall identify the security interest in the Collateral, and contain any other items required by law. Without limiting the generality of the foregoing, each Guarantor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and each Guarantor shall obtain and furnish to the Purchaser from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the

6 priority of the Security Interests hereunder. All of the Pledged Securities (as defined in Schedule 3 of this Guarantee) are validly issued, fully paid and nonassessable, and the respective Guarantor is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Guarantee. No Guarantor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Purchaser. Each Guarantor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Guarantor shall promptly execute and deliver to the Purchaser such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Purchaser may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Purchaser’s security interest in the Collateral. Each Guarantor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral. At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the Purchaser to perfect the security interest created hereby, the applicable Guarantor shall deliver such Collateral to the Purchaser. Each Guarantor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Purchaser regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of any Guarantor as contemplated by Section 8-106 (or any successor section) of the UCC (as defined in Schedule 3 of this Guarantee). In the event that, upon an occurrence of an Event of Default (as defined in the Note), Purchaser shall sell all or any of the Pledged Securities to another party or parties (herein called the “Transferee”) or shall retain all or any of the Pledged Securities, each Guarantor shall, to the extent applicable: (i) deliver to Purchaser or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents (as defined in Schedule 3 to this Guarantee) and records of the Guarantors and their direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Guarantors and their direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Purchaser and allow the Transferee or Purchaser to continue the business of the Guarantors and their direct and indirect subsidiaries. Except as set forth on Schedule 2 to this Guarantee, the Guarantors are the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims. The Guarantors are fully authorized to grant the Security Interests. Except as set forth on Schedule 2 to this Guarantee, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or

7 any notice of any of the foregoing (other than those that will be filed in favor of the Purchaser pursuant to this Agreement) covering or affecting any of the Collateral. 3. Representations and Warranties. Each Guarantor hereby makes the following representations and warranties as of the date hereof: (a) Organization and Qualification. Each Guarantor is a corporation or limited liability company, as applicable, duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the applicable jurisdiction set forth on Schedule 1, with the requisite corporate or limited liability company power and authority to own and use its properties and assets and to carry on its business as currently conducted. No Guarantor has any subsidiaries other than those identified as such on the Disclosure Schedules to the Purchase Agreement. Each Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Guaranty in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor or (z) adversely impair in any material respect the Guarantor’s ability to perform fully on a timely basis its obligations under this Guaranty (a “Material Adverse Effect”). (b) Authorization; Enforcement. Each Guarantor has the requisite corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by each Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate or limited liability company action on the part of the Guarantor. This Guaranty has been duly executed and delivered by each Guarantor and constitutes the valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. (c) No Conflicts. The execution, delivery and performance of this Guaranty by each Guarantor and the consummation by each Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its certificate or articles of incorporation, bylaws or other organizational or charter documents (each as applicable), or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which any Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of any Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults,

8 terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect. (d) Consents and Approvals. No Guarantor is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by such Guarantor of this Guaranty. (e) Purchase Agreement. The representations and warranties of the Company set forth in the Purchase Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Purchase Agreement, and the Purchaser shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company’s knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor’s knowledge. (f) Foreign Law. Each Guarantor has had the opportunity to consult with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. (g) Existing Debt Obligations, Security Interests, and Liens. None of the Guarantors are a party to, guarantor of, subject to, or liable for payment of any indebtedness of any kind, mortgages, or liabilities except as disclosed on Schedule 2 to this Guarantee. None of the Guarantors have created, incurred, assumed or suffered to exist any liens, security interests, or financing statements of any kind, on or with respect to any of its real or personal property, assets, securities, or any interest therein or any income or profits therefrom except as disclosed on Schedule 2 to this Guarantee. (h) Real Property. Gateway II FundCo, LLC, a Delaware limited liability company and a Guarantor under this Guarantee, is the sole owner of the fee simple estate in the Property (as defined in this Guarantee). The “Property” shall mean that certain tract or parcel of land described in Exhibit A attached hereto and incorporated herein by this reference, as well as all development rights, permits, licenses, air rights, water, water rights, utility capacities, structures, minerals, oil, gas, buildings, improvements, equipment, fittings, fixtures, machinery, appliances, storm doors and windows, lighting, plumbing, pipes, pumps, tanks, conduits, sprinkler and other fire prevention or suppression, refrigeration, incineration, escalator, elevator, loading, security, water, steam, gas, electrical, telephone, cable, internet, switchboards, storm and sanitary sewer, drainage, HVAC, boilers, waste removal, or other utility equipment or systems, easements, rights- of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, utility reservations and capacity rights, waters, water courses, water rights and powers, estates, rights, titles, interests, minerals, royalties, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, rents, revenues, issues, profits, royalties, income, cash

9 proceeds, security deposits, accounts, moneys, and other benefits that are now due or may hereafter become due by reason of the renting, leasing, bailment of all or any portion of such property, leasehold estates, leases, subleases, sub-subleases, licenses, concessions, occupancy agreements, insurance or settlement proceeds, all causes of action, claims, compensation, awards, damages, proceeds, payments, relief, or recoveries, including interest, rents, revenues, issues, profits, royalties, income, benefits, and all proceeds of a sale of all or any portion of the foregoing thereon. None of the Guarantors have created, incurred, assumed, suffered to exist any transfer, conveyance, lease, let, mortgage, pledge, encumbrance, lien on or security interest in, or otherwise hypothecated all or any part of the Property except as disclosed on Schedule 2 to this Guarantee. 4. Covenants. (a) Each Guarantor covenants and agrees with the Purchaser that, from and after the date of this Guarantee until the Obligations shall have been indefeasibly paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Note) is caused by the failure to take such action or to refrain from taking such action by such Guarantor. (b) So long as any of the Obligations are outstanding, each Guarantor will not directly or indirectly on or after the date of this Guarantee: (i) Except as disclosed on Schedule 2 to this Guarantee, enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, security interest, financing statement, or mortgage, on or with respect to any of its real or personal property, assets, or securities now owned or hereafter acquired or any interest therein or any income or profits therefrom; (ii) Except as disclosed on Schedule 2 to this Guarantee, enter into, create, incur, assume or suffer to exist any liens, security interests, or financing statements of any kind, on or with respect to any of its real or personal property, assets, or securities now owned or hereafter acquired or any interest therein or any income or profits therefrom; (iii) Amend its certificate or articles of incorporation, bylaws or other organizational or charter documents (each as applicable) so as to adversely affect any rights of the Purchaser; (iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its securities or debt obligations; (v) pay cash dividends on any equity securities of the Company or Guarantor; (vi) enter into any transaction with any Affiliate (as defined herein) of the Guarantor which would be required to be disclosed in any public filing of the

10 Company with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval) (“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act); (vii) directly or indirectly, pledge, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any pledge, offer, sale, grant or any option to purchase or other disposition of) any of its securities, including but not limited to equity or equity equivalent securities; or (viii) Except as set forth on Schedule 2 to this Guarantee, permit to be on file in any such office or agency any other financing statement or other document or instrument with respect to each Guarantor (except to the extent filed or recorded in favor of the Purchaser pursuant to the terms of this Guarantee); (ix) Except as set forth on Schedule 2 to this Guarantee, sell, transfer, convey, lease, let, mortgage, pledge, encumber, create, or permit a lien on or security interest in, or otherwise hypothecate all or any part of the Property; or (x) enter into any agreement with respect to any of the foregoing. 5. Miscellaneous. (a) Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Purchaser. (b) Notices. All notices, requests and demands to or upon the Purchaser, any Purchaser or any Guarantor hereunder shall be effected in the manner provided for in the Purchase Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 5(b). (c) No Waiver By Course Of Conduct; Cumulative Remedies. The Purchaser shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default (as defined in the Note). No failure to exercise, nor any delay in exercising, on the part of the Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Purchaser would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may

11 be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. (d) Enforcement Expenses; Indemnification. (i) Each Guarantor agrees to pay, or reimburse the Purchaser for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Purchaser. (ii) Each Guarantor agrees to pay, and to save the Purchaser harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee. (iii) Each Guarantor agrees to pay, and to save the Purchaser harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Purchase Agreement. (iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement and the other Transaction Documents. (e) Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Purchaser and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchaser. (f) Set-Off. Each Guarantor hereby irrevocably authorizes the Purchaser at any time and from time to time on or after an Event of Default (as defined in the Note) under the Note shall have occurred or a breach under any of the Transaction Documents shall have occurred, without notice to such Guarantor or off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchaser to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Purchaser may elect, against and on account of the obligations and liabilities of such Guarantor to the Purchaser and claims of every nature and description of the Purchaser against such Guarantor, in any currency, whether arising hereunder, under the Purchase Agreement, any other Transaction Documents or otherwise, as the Purchaser may elect, whether or not the Purchaser has made any demand for payment and although such

12 obligations, liabilities and claims may be contingent or unmatured. The Purchaser shall notify such Guarantor promptly of any such set-off and the application made by the Purchaser of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Purchaser under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Purchaser may have. (g) Counterparts. This Guarantee may be executed by two or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. (h) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (i) Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. (j) Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantors and the Purchaser with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Purchaser relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents. (k) Governing Laws; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be subject to the provisions of Section 8(a) of the Purchase Agreement and shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby. (l) Acknowledgements. Each Guarantor hereby acknowledges that:

13 (i) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party; (ii) the Purchaser has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Purchaser, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Purchaser. (m) Additional Guarantors. The Company and Guarantors shall cause each of Guarantors’ subsidiaries formed or acquired on or subsequent to the date hereof (each, an “Additional Guarantor”) to become a Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto. (n) Release of Guarantors. Each Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of all amounts owed under the Purchase Agreement, the Note, Warrants, and the other Transaction Documents. (o) Seniority. The Obligations of each of the Guarantors hereunder rank senior in priority to all other indebtedness of such Guarantor, including but not limited to all other Indebtedness (as defined in the Note). (p) Further Assurances. Each party to this Guarantee shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Guarantee and the consummation of the transactions contemplated hereby. (q) WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN. [Signature Page Follows]

14 IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written. CALIBERCOS INC. By: /s/ John C. Loeffler, II Name: John C. Loeffler, II Title: Chief Executive Officer GATEWAY II MANAGECO, LLC BY: CALIBER SERVICES, LLC, its sole member By: /s/ John C. Loeffler, II Name: John C. Loeffler, II Title: Managing Member GATEWAY II FUNDCO, LLC BY: CALIBER SERVICES, LLC, sole member of GATEWAY II MANAGECO, LLC, its sole member By: /s/ John C. Loeffler, II Name: John C. Loeffler, II Title: Managing Member GATEWAY II MEZZCO, LLC BY: CALIBER SERVICES, LLC, sole member of GATEWAY II MANAGECO, LLC, sole member of GATEWAY II FUNDCO, LLC, its sole member By: /s/ John C. Loeffler, II Name: John C. Loeffler, II Title: Managing Member

15 GATEWAY II HOLDCO, LLC BY: CALIBER SERVICES, LLC, sole member of GATEWAY II MANAGECO, LLC, sole member of GATEWAY II FUNDCO, LLC, sole member of GATEWAY II MEZZCO, LLC, its sole member By: /s/ John C. Loeffler, II Name: John C. Loeffler, II Title: Managing Member

16 Acknowledged and agreed: MAST HILL FUND, L.P. By: /s/ Patrick Hassani Name: Patrick Hassani Title: Chief Investment Officer

17 Exhibit A Legal Description The Land referred to herein below is situated in the County of Maricopa, State of Arizona, and is described as follows: THAT PART OF SECTION 30, TOWNSHIP 3 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 30; THENCE SOUTH 89 DEGREES 46 MINUTES 51 SECONDS EAST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 30 FOR A DISTANCE OF 1.32 FEET TO A POINT ON THE CENTERLINE OF PIMA ROAD AS RECORDED IN DOCKET 13359, PAGE 178, RECORDS OF MARICOPA COUNTY, ARIZONA, SAID POINT BEGINNING A CURVE TO THE RIGHT THE CENTER OF WHICH BEARS SOUTH 87 DEGREES 39 MINUTES 54 SECONDS EAST FOR A DISTANCE OF 2000.00 FEET; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID CENTERLINE THROUGH A CENTRAL ANGLE OF 20 DEGREES 48 MINUTES 58 SECONDS AND A DISTANCE OF 726.62 FEET; THENCE NORTH 23 DEGREES 09 MINUTES 04 SECONDS EAST ALONG SAID CENTERLINE FOR A DISTANCE OF 928.03 FEET; THENCE SOUTH 66 DEGREES 50 MINUTES 56 SECONDS EAST FOR A DISTANCE OF 95.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF PIMA ROAD, SAID POINT BEGINNING A CURVE TO THE LEFT THE CENTER OF WHICH BEARS NORTH 66 DEGREES 50 MINUTES 56 SECONDS WEST FOR A DISTANCE OF 2095.00 FEET; THENCE NORTHERLY ALONG THE ARC OF SAID CURVE AND SAID EAST RIGHT- OF- WAY THROUGH A CENTRAL ANGLE OF 01 DEGREES 53 MINUTES 14 SECONDS AND A DISTANCE OF 69.01 FEET; THENCE CONTINUING NORTHERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID EAST RIGHT-OF-WAY THROUGH A CENTRAL ANGLE OF 21 DEGREES 33 MINUTES 11 SECONDS AND A DISTANCE OF 788.08 FEET; THENCE NORTH 86 DEGREES 21 MINUTES 01 SECONDS EAST, 100.16 FEET TO THE EASTERLY LINE OF A DRAINAGE AND FLOOD CONTROL EASEMENT AS RECORDED IN DOCKET 14593, PAGE 1398, RECORDS OF SAID COUNTY, LAST POINT ALSO BEING THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 86 DEGREES 21 MINUTES 01 SECONDS EAST FOR A DISTANCE OF 200.86 FEET;

18 THENCE NORTH 03 DEGREES 38 MINUTES 32 SECONDS WEST, 231.92 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF MOUNTAIN VIEW ROAD AS SET FORTH ON PLAT OF DEDICATION RECORDED IN BOOK 219 OF MAPS, PAGE IO AND AFFIDAVIT RECORDED IN DOCKET 15046, PAGE 325, RECORDS OF MARICOPA COUNTY, ARIZONA, BEING THE BEGINNING OF A CURVE TO THE RIGHT THE CENTER OF WHICH BEARS SOUTH 03 DEGREES 07 MINUTES 03 SECONDS WEST FOR A DISTANCE OF 1945.00 FEET; THENCE EASTERLY ALONG THE ARC OF SAID CURVE AND ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE OF MOUNTAIN VIEW ROAD THROUGH A CENTRAL ANGLE OF 06 DEGREES 21 MINUTES 41 SECONDS AND A DISTANCE OF 215.95 FEET; THENCE SOUTH 11 DEGREES 44 MINUTES 09 SECONDS WEST FOR A DISTANCE OF 223.53 FEET; THENCE SOUTH 78 DEGREES 17 MINUTES 26 SECONDS EAST FOR A DISTANCE OF 286.00 FEET; THENCE SOUTH 11 DEGREES 44 MINUTES 09 SECONDS WEST FOR A DISTANCE OF 479.64 FEET; THENCE NORTH 82 DEGREES 18 MINUTES 40 SECONDS WEST FOR A DISTANCE OF 82.59 FEET TO THE BEGINNING OF A CURVE TO THE LEFT HAYING A RADIUS OF 750 FEET; THENCE SOUTHWESTERLY ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 44 DEGREES 37 MINUTES 46 SECONDS FOR A DISTANCE OF 584.20 FEET TO A POINT ON SAID EASTERLY LINE OF A DRAINAGE AND FLOOD CONTROL EASEMENT LAST SAID POINT BEING THE BEGINNING OF A NON - TANGENT CURVE TO THE LEFT THE CENTER OF WHICH BEARS NORTH 72 DEGREES 35 MINUTES 48 SECONDS WEST FOR A DISTANCE OF 2095.00 FEET; THENCE NORTHERLY ALONG SAID EASTERLY LINE OF A DRAINAGE AND FLOOD CONTROL EASEMENT THROUGH A CENTRAL ANGLE OF 18 DEGREES 16 MINUTES 54 SECONDS AND A DISTANCE OF 668.46 FEET TO THE TRUE POINT OF BEGINNING; EXCEPT ALL MINERALS AS RESERVED TO THE UNITED STATES OF AMERICA IN THE PATENT RECORDED MAY 4, 1945 IN BOOK 432 OF DEEDS, PAGE 554.

19 Schedule 1 Name Jurisdiction of Organization Gateway II ManageCo Arizona Gateway II FundCo Delaware Gateway II MezzCo Delaware Gateway II HoldCo Delaware

20 Schedule 2 1. DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING by POLLOCK GATEWAY II DE LLC, a Delaware limited liability company, (“Borrower”) as trustor to FIRST AMERICAN TITLE INSURANCE COMPANY, a Nebraska corporation as trustee ("Trustee") for the benefit of BARCLAYS CAPITAL REAL ESTATE INC., a Delaware Corporation (“Lender”) dated the 16th day of October, 2019 and recorded in Maricopa County, Arizona on November 27, 2019, recorded as Instrument Number 20190962684 in the official records of Maricopa County, Arizona.

21 Schedule 3 Certain Definitions. As used in this Guarantee, the following terms shall have the meanings set forth in this Schedule 3. Terms used but not otherwise defined in this Guarantee that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC. (a) “Collateral” means the collateral in which the Purchaser are granted a security interest by this Guarantee in all of the Guarantors’ assets, and which shall include but is not limited to the following personal property of the Guarantors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below): (i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Guarantor’s businesses and all improvements thereto; and (B) all inventory; (ii) All contract rights and other general intangibles, including, without limitation, Intellectual Property (as defined herein), all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by any Guarantor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property, income tax refunds, and employee retention tax credits; (iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

22 (iv) All documents, letter-of-credit rights, instruments and chattel paper; (v) All commercial tort claims (including but not limited to any such claims that arise in connection with any existing or future claims of breaches of loyalty, good faith, care, or obedience against any past, present, or future officers or directors of any of the Guarantors); (vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts); (vii) All investment property; (viii) All supporting obligations; and (ix) All files, records, books of account, business papers, and computer programs; and (x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(x) above. Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in each Guarantor, including, without limitation, the shares of capital stock and the other equity interests listed on Schedule 1 of this Guarantee (as the same may be modified from time to time pursuant to the terms hereof) (the “Pledged Securities”), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of any Guarantor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash. Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that, to the extent permitted by applicable law, this Guarantee shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Guarantee shall create a valid security interest in the proceeds of such asset. (b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States,

23 multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing. “UCC” means the Uniform Commercial Code of the State of Delaware and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly, if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling. “Organizational Documents” means, with respect to any Guarantor, the documents by which such Guarantor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Guarantor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

24 Annex 1 SUBSIDIARY GUARANTEE ASSUMPTION AGREEMENT ASSUMPTION AGREEMENT, dated as of , 2025 made by each of the undersigned subsidiaries (individually, an “Additional Guarantor” and collectively, the “Additional Guarantors”) of CaliberCos Inc., a Delaware corporation (the “Company”), in favor of Mast Hill Fund, L.P., a Delaware limited partnership (the “Purchaser”) pursuant to the Purchase Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Purchase Agreement. W I T N E S S E T H: WHEREAS, the Company and the Purchaser have entered into a securities purchase agreement, dated as of March 20, 2025 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”); WHEREAS, in connection with the Purchase Agreement, the Subsidiaries of the Company (other than the Additional Guarantors) have entered into the Subsidiary Guarantee, dated as of March 20, 2025 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Purchaser; WHEREAS, the Purchase Agreement requires each Additional Guarantor to become a party to the Guarantee; and WHEREAS, each of the undersigned Additional Guarantors has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee; NOW, THEREFORE, IT IS AGREED: 1. Guarantee. By executing and delivering this Assumption Agreement, each Additional Guarantor, as provided in Section 5(m) of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 1 to the Guarantee. Each Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date. 2. Governing Law; Venue. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE and shall be subject to the provisions of Section 8(a) of the Purchase Agreement. [Signatures are on the following pages]

25 IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written. ADDITIONAL GUARANTOR [ ] By: Name: Title: [ ] By: Name: Title: [ ] By: Name: Title: MAST HILL FUND, L.P. By: Name: Patrick Hassani Title: Chief Investment Officer

26 Annex 1 ADDITIONAL GUARANTORS The following are the names, notice addresses and jurisdiction of incorporation or organization of each Additional Guarantor. COMPANY JURISDICTION OF OWNED BY INCORPORATION/ORGANIZATION PERCENTAGE